                                                                  EXHIBIT 10.42

 AMENDMENT NO. 4 TO CREDIT AND SECURITY AGREEMENT AND AMENDMENT TO RELATED FEE
                                     LETTERS

            THIS AMENDMENT NO. 4 TO CREDIT AND SECURITY AGREEMENT AND AMENDMENT TO RELATED FEE LETTERS (this "AMENDMENT") is entered into as of July 31, 2000, by and among:

      (1) SPHERION RECEIVABLES CORP., a Delaware corporation formerly known as Interim Services Receivables Corp. (together with its successors and permitted assigns, the "BORROWER"),
      (2) SPHERION CORPORATION, a Delaware corporation formerly known as Interim Services Inc. (together with its successors, "SPHERION"), as initial servicer (in such capacity, the "SERVICER"),
      (3) BLUE RIDGE ASSET FUNDING CORPORATION, a Delaware corporation (together with its successors, "BLUE RIDGE"), FALCON ASSET SECURITIZATION CORPORATION, a Delaware corporation (together with its successors, "FALCON"), WACHOVIA BANK, N.A., a national banking association, in its capacity as a Liquidity Bank to Blue Ridge (together with its successors, "WACHOVIA"), and BANK ONE, NA, a national banking association having its main office in Chicago, Illinois and formerly known as "The First National Bank of Chicago," in its capacity as a Liquidity Bank to Falcon (together with its successors, "BANK ONE"), as Lenders,
      (4) WACHOVIA BANK, N.A., as administrative and liquidity agent for Blue Ridge and its Liquidity Banks (in such capacity, the "BLUE RIDGE AGENT"), and BANK ONE, NA [MAIN OFFICE CHICAGO], as administrative and liquidity agent for Falcon and its Liquidity Banks (in such capacity, the "FALCON AGENT" and, together with the Blue Ridge Agent, the "CO-AGENTS"), and
      (5) WACHOVIA BANK, N.A., as collateral agent for the Agents and the Lenders (in such capacity, together with any successors thereto in such capacity, the "COLLATERAL AGENT"), with respect to that certain Credit and Security Agreement dated as of July 1, 1999, by and among the Borrower, the Servicer, the Lenders, the Co-Agents and the Collateral Agent (as previously amended, the "EXISTING AGREEMENT" which, as amended hereby, is hereinafter referred to as the "AGREEMENT") and the Fee Letters referenced therein (the "EXISTING FEE LETTERS" which, as amended hereby, are hereinafter referred to as the "FEE LETTERS").

            UNLESS OTHERWISE INDICATED, CAPITALIZED TERMS USED IN THIS AMENDMENT ARE USED WITH THE MEANINGS ATTRIBUTED THERETO IN THE EXISTING AGREEMENT AND EXISTING FEE LETTERS.

                              W I T N E S S E T H :

      WHEREAS, the parties hereto desire to amend the Existing Agreement and Existing Fee Letters as hereinafter set forth;
            NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

            1. AMENDMENTS TO EXISTING AGREEMENT. Subject to the terms and conditions hereinafter set forth, the parties hereby agree to amend the Existing Agreement as follows:

            1.1. All references in the Transaction Documents to "INTERIM SERVICES" are hereby replaced with "SPHERION", and each of the names listed in Column A in the table below is hereby replaced with the name opposite it set forth in Column B in the table below:


-------------------------------------------------------------------------
                  A                                 B
-------------------------------------------------------------------------
-------------------------------------------------------------------------
INTERIM SERVICES INC., a Delaware       SPHERION CORPORATION, a
corporation                             Delaware corporation
-------------------------------------------------------------------------
INTERIM SERVICES RECEIVABLES CORP., a   SPHERION RECEIVABLES CORP., a
Delaware corporation                    Delaware corporation
-------------------------------------------------------------------------
INTERIM ATLANTIC ENTERPRISES LLC, a     SPHERION ATLANTIC ENTERPRISES
Delaware limited liability company      LLC, a Delaware limited
                                        liability company
-------------------------------------------------------------------------
INTERIM ASSESSMENT SERVICES INC., a     SPHERION ASSESSMENT INC., a
North Carolina corporation (f/k/a HR    North Carolina corporation
Easy, Inc.)
-------------------------------------------------------------------------
INTERIM PACIFIC ENTERPRISES LLC, a      SPHERION PACIFIC ENTERPRISES
Delaware limited liability company      LLC, a Delaware limited
                                        liability company
-------------------------------------------------------------------------
INTERIM SERVICES ATLANTIC LLC, a        SPHERION ATLANTIC LLC, a
Delaware limited liability company      Delaware limited liability
                                        company
-------------------------------------------------------------------------
INTERIM SERVICES PACIFIC LLC, a         SPHERION PACIFIC LLC, a
Delaware limited liability company      Delaware limited liability
                                        company
-------------------------------------------------------------------------

            1.2. Clause (h) of the definition of "ELIGIBLE RECEIVABLE" in the Existing Agreement is hereby amended to delete "Administrative Agent" where it appears and to substitute in lieu thereof "Collateral Agent."
            1.3. The following definitions are hereby amended and restated in their entirety to read, respectively, as follows:
      "LOSS RESERVE" as of any Cut-Off Date means a percentage equal to the greater of (a) 10% and (b) the product of (i) 2.5 times the highest three-month rolling average Default Ratio during the most recent 12 Settlement Periods and
(ii) the Default Horizon Ratio; PROVIDED, HOWEVER, that upon conducting a Review that has results that are reasonably satisfactory to both Co-Agents, the 2.5 stress factor in the preceding clause (i) shall revert to 2.0.
      "SCHEDULED TERMINATION DATE" means June 28, 2001, unless extended by unanimous agreement of Blue Ridge, Falcon and their respective Co-Agents and Liquidity Banks.
            1.4. The last two (2) sentences of Section 7.1(c) of the Existing Agreement are hereby amended and restated in their entirety to read as follows:
      Notwithstanding the foregoing, if (1) any Loan Party requests the approval of a new Eligible Originator who is a Material Proposed Addition, (2) any Material Acquisition is consummated, (3) SPHERION fails to maintain an unsecured long-term debt rating of at least "BBB-" from S&P, or (4) SPHERION fails to maintain a bank loan debt rating of at least "Ba1" from Moody's (each of the events described in clause (3) or this clause (4), a "PARENT DOWNGRADE"), the Loan Parties shall be responsible for the costs and expenses of one additional Review per proposed Material Proposed Addition, per Material Acquisition or per Parent Downgrade in the Contract Year in which such Material Proposed Addition is expected to occur, such Material Acquisition is expected to be consummated or such Parent Downgrade occurs if such additional Review is requested by the Co-Agents. In the event that SPHERION'S outside auditors fail to perform any Review to the reasonable satisfaction of the Co-Agents, thereafter, the Co-Agents shall have the exclusive right to select the accountants or auditors who perform Reviews.
            1.5. Section 10.2(a) of the Existing Agreement is hereby amended and restated in its entirety to read as follows:
      (a) OPTIONAL ACCELERATION. Upon (i) Wachovia's and/or Bank One's ceasing to be a lender to

SPHERION, (ii) Wachovia's and/or Bank One's failure to consent to any proposed waiver of or amendment to any financial covenant contained in any credit facility with SPHERION in which such bank participates as a lender or letter of credit issuer, regardless of whether such waiver or amendment takes effect without such bank's consent, or (iii) the occurrence of an Event of Default (other than an Event of Default described in Section 10.1(e) with respect to the Borrower), either of the Co-Agents may, by notice to the Borrower and the other Agents, declare the Termination Date to have occurred and the Obligations to be immediately due and payable, whereupon the Aggregate Commitment shall terminate and all Obligations shall become immediately due and payable.
           1.5. The Commitments of Wachovia and Bank One are hereby increased to the amounts set forth opposite their respective signatures to this Amendment, and the Aggregate Commitment is, accordingly, increased to $250,000,000.

            2. AMENDMENTS TO EXISTING FEE LETTERS. Subject to the terms and conditions hereinafter set forth, the parties hereby agree to amend the Existing Fee Letters as follows:

            2.1. The PER ANNUM rate at which the "USAGE FEE" referenced in each of the Existing Fee Letters is computed is hereby increased by 3 basis points.

            2.2. The PER ANNUM rate at which the "FACILITY FEE" referenced in each of the Existing Fee Letters is computed is hereby increased by 5 basis points.

      3.    REPRESENTATIONS.
            3.1. Each of the Loan Parties represents and warrants to the Lenders and the Agents that it has duly authorized, executed and delivered this Amendment and that each of the Agreement and the Fee Letters constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability).

            3.2. Each of the Loan Parties further represents and warrants to the Lenders and the Agents that each of its representations and warranties set forth in Section 6.1 of the Agreement is true and correct as of the date hereof and that no Event of Default or Unmatured Default exists as of the date hereof and is continuing.

            4. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date first above written upon receipt by the Collateral Agent of (a) a counterpart hereof duly executed by each of the parties hereto, and (b) copies of resolutions of each of the Loan Parties' respective boards of directors authorizing their execution, delivery and performance of the Agreement and the Fee Letters, in each case, certified by such Loan Party's secretary or assistant secretary.

            5.    MISCELLANEOUS.

            5.1. Except as expressly amended hereby, each of the Existing Agreement and the Existing Fee Letters shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms the Agreement, the Fee Letters and each of the other Transaction Documents to which it is a party.

            5.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

            5.3.  EACH LOAN PARTY HEREBY ACKNOWLEDGES AND AGREES THAT:

      5.3.1. IT IRREVOCABLY (i) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK COUNTY, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE AGREEMENT, AND (ii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF AN ACTION OR PROCEEDING IN SUCH COURTS.
      5.3.2. TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THE AGREEMENT OR THE FEE LETTERS.
            5.4. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.

                            < SIGNATURE PAGES FOLLOW >

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWER:
                        SPHERION RECEIVABLES CORP.


                        By:  /s/ SHANNON C. ALLEN
                             -----------------------------------
                             Name:   Shannon C. Allen
                             Title:  Vice President and Treasurer

SERVICER:
                        SPHERION CORPORATION


                        By:  /s/ SHANNON C. ALLEN
                             -----------------------------------
                             Name:   Shannon C. Allen
                             Title:  Vice President and Treasurer

BORROWER:
                              SPHERION RECEIVABLES CORP. [f/k/a/ INTERIM
                              SERVICES RECEIVABLES CORP.]


                              By:  /s/ SHANNON C. ALLEN
                                   -----------------------------------
                                    Name:   Shannon C. Allen
                                    Title:  Vice President and Treasurer



SERVICER:
                              SPHERION CORPORATION [f/k/a/INTERIM SERVICES
                              INC.]


                              By:  /s/ SHANNON C. ALLEN
                                   -----------------------------------
                                    Name:   Shannon C. Allen
                                    Title:  Vice President and Treasurer

AGENTS:

                              WACHOVIA BANK, N.A., as Collateral Agent and
                                Blue Ridge Agent


                              By:  /s/ FRANCES W. JOSEPHIC
                                   -------------------------------
                                    Name:   Frances W. Josephic
                                    Title:  Vice President


                              BANK ONE, NA, as Falcon Agent



                              By:  /s/ JULIE C. BENDA
                                   -------------------------------
                                    Name:   Julie C. Benda
                                    Title:  Vice President


LENDERS:


                              BLUE RIDGE ASSET FUNDING CORPORATION

                              BY:  WACHOVIA BANK, N.A., ITS ATTORNEY-IN-FACT


                              By:  /s/ ELIZABETH R. WAGNER
                                   -----------------------------------
                                    Name:   Elizabeth R. Wagner
                                    Title:  Vice President

                                    Initial Commitment:     not applicable
                                    Initial Percentage:     not applicable



                              WACHOVIA BANK, N.A.



                              By:  /s/ FRANCES W. JOSEPHIC
                                   -------------------------------
                                    Name:   Frances W. Josephic
                                    Title:  Vice President

                                    Initial Commitment:  $150,000,000
                                    Initial Percentage:   60%

                              FALCON ASSET SECURITIZATION CORPORATION



                              By:  /s/ JULIE C. BENDA
                                   -------------------------------
                                    Name:   Julie C. Benda
                                    Title:  Authorized Signatory

                                    Initial Commitment:     not applicable
                                    Initial Percentage:     not applicable


                              BANK ONE, NA



                              By:  /s/ JULIE C. BENDA
                                   -------------------------------
                                    Name:   Julie C. Benda
                                    Title:  Vice President

                                    Initial Commitment:  $100,000,000
                                    Initial Percentage:   40%